CONFIDENTIAL

                           TRADEMARK LICENSE AGREEMENT

                  This Trademark License Agreement (the "Agreement") is made and entered into this 17th day of October, 1996 (the "Effective Date") by and between Alliance Semiconductor Corporation, a Delaware corporation with executive offices at 3099 North First Street, San Jose, California 95134-2006 ("Alliance") and Alliance Semiconductor International Corporation, a Delaware corporation with executive offices at 3099 North First Street, San Jose, California 95134-2006 ("ASIC").

                  WHEREAS, Alliance desires to license to ASIC certain valuable trademarks and/or service marks of Alliance on the terms and conditions set forth below; and

                  WHEREAS, ASIC desires to utilize the trademarks and/or service marks of Alliance on the terms and conditions set forth below; and

                  WHEREAS, as of the Effective Date, ASIC is a wholly-owned subsidiary of Alliance;

                  NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by both parties, the parties hereby agree as follows:

1.       DEFINITIONS.

1.1 "Marks" shall mean the trademarks and/or any service marks set forth on Exhibit A attached hereto. Exhibit A may be amended from time to time by the parties in writing.

1.2      "Logo" shall mean the Alliance  Semiconductor Logo set forth in Exhibit
         B.

1.3 "Products" shall mean the integrated circuits, software products, and/or any services associated with the Marks that are set forth in Exhibit A attached hereto. Exhibit A may be amended from time to time by the parties in writing.

2.       GRANT OF LICENSE.

2.1 Alliance hereby grants to ASIC as a related company, and ASIC hereby accepts, subject to the terms and conditions of this Agreement, a worldwide, royalty-free, nonexclusive, nontransferable, and nonassignable license, without right to sublicense, to use the Marks solely in connection with the manufacture, sale and distribution of the Products. ASIC shall use the Marks with the Products as designated in Exhibit A. No damaged or otherwise defective Products bearing


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         any of the Marks may be sold by ASIC without the prior written approval of Alliance.

2.2 Nothing in this Agreement shall be construed to prevent Alliance from granting any other licenses with respect to the Marks, or from utilizing the Marks in any manner whatsoever. Without limiting the foregoing, Alliance shall be free to compete with ASIC, or to grant to licenses to the Marks to competitors of ASIC.

3.       USE BY ASIC.

3.1 ASIC agrees that all use of the Marks shall be in accordance with the usage guide set forth in Exhibit B, attached hereto. Exhibit B may be amended from time to time by the parties in writing. ASIC agrees to not modify, deface, or otherwise alter in any manner, the Marks as they appear with the Products as provided by Alliance to ASIC, without the prior written approval of Alliance.

3.2 ASIC will submit any advertising copy, label, sticker, packaging or other use of the Marks, prepared by or for it, to Alliance for written approval prior to use.

3.3 ASIC shall not use of any of the Marks in combination with any other trademarks, service marks, names or symbols without the prior written approval of Alliance.

4.       OWNERSHIP, VALIDITY.

4.1 ASIC acknowledges the substantial value of the goodwill associated with the Marks, and agrees not to challenge, during the term of this Agreement or any time thereafter, the validity, registration, or ownership of the Marks, or any of Alliance's rights in and to the Marks. ASIC agrees that it is a "related company" of Alliance for the purposes of Section 5 of the Lanham Act.

5.       PROTECTION OF MARKS

5.1 ASIC agrees to assist Alliance in the protection of the Marks, and Alliance may, at its sole discretion, commence and/or prosecute any claim related to the Marks, in its own name or in the name of ASIC, or join ASIC as a party thereto. ASIC agrees to notify Alliance of the infringement or threatened or potential infringement of any of the Marks which may come to ASIC's attention. Alliance shall have the sole right to determine whether or not any action shall be taken in the event of such infringement or threatened or potential infringement. ASIC agrees to not institute any action in the event of such infringement or threatened or potential infringement without the prior written consent of Alliance.


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6.       REMEDIES.

6.1 ASIC agrees that the improper use of the marks, or failure to cease use of the Marks upon termination of this Agreement, (i) will substantially diminish the good will associated with the Marks that are the subject of this Agreement; (ii) render Alliance's remedy at law for such unauthorized use inadequate; and (iii) cause irreparable injury in a short period of time. Accordingly, ASIC agrees that in the event of such a breach of the Agreement, Alliance, in addition to any other remedies available to it, shall be entitled to equitable relief, including, but not limited to, preliminary and permanent injunctive relief, without a prior showing of inadequacy of remedy at law.

7.       TERM AND TERMINATION.

7.1 Term. This Agreement shall be effective as of the Effective Date, and shall remain in full force for one (1) year. On each anniversary of the Effective Date, this Agreement shall automatically be renewed for a further period of one (1) year, unless terminated by a party pursuant to this Article 7.

7.2 Termination on Six Months' Notice. This Agreement may be terminated by either party on three (3) month's written notice to the other party.

7.3 Termination for Insolvency. Either party may immediately terminate this Agreement upon written notice to the other party (the "Other Party) upon the occurrence of any of the following events (collectively, an "Insolvency"):

         (a) the Other Party files a voluntary petition in bankruptcy or otherwise seeks protection under any law for the protection of debtors;

         (b) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Other Party in an involuntary case under Title 11 of the United States Code entitled "Bankruptcy" or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which is not dismissed within sixty (60) days;

         (c) the Other Party makes an assignment for the benefit of creditors;

         (d) a petition should is filed against the Other Party under any other law for the relief of debtors, or other law similar, the effect of which is to cause such Other Party to have its business effectively discontinued;

         (e) the other party admits in writing its inability to pay its debts as they become due;

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         (f)      the other party ceases or suspends business; or

         (g) the continued performance of this Agreement by the other party would result in a violation of the United States export law or regulations in force at the relevant time.

         The occurrence of an Insolvency also shall be deemed a material default under this Agreement by the party subject to such Insolvency.

7.4 Termination on Occurrence of Prohibited Transaction. Either party may immediately terminate this Agreement upon written notice to the other (without prior advance notice) upon the occurrence of any of the following events (collectively, a "Prohibited Transaction"):

         (a) a transfer of a majority interest in the equity or assets of any other party to a competitor of the terminating party; or

         (b) an assignment by the other party of any of its rights and/or obligations under this Agreement in violation of Section 12.2.

         The occurrence of a Prohibited Transaction also shall be deemed a material default under this Agreement by the party committing the Prohibited Transaction.

7.5 Termination for Material Breach. Either party may terminate this Agreement if the other party (the "Defaulting Party") defaults in the performance of any material obligation hereunder, by given written notice to the Defaulting Party describing such default (the "Default Notice"). The termination shall become effective forty-five (45) days after giving the Default Notice unless

         (a) the default described in the Default Notice has been cured within the forty-five (45) day period;

         (b) the default described in the Default Notice reasonably requires more than forty-five (45) days to correct (any failure to pay moneys are excluded from this provision), and the Defaulting Party has used its best efforts to correct the default within the forty-five (45) day period; in such event, termination of this Agreement shall not be effective unless sixty (60) days have expired from the date the Default Notice was given without corrective action being completed and the default remedied.

         The Default Notice shall describe the default with reasonable particularity, and the party giving the Default Notice shall promptly provide the Defaulting Party with such information as the Defaulting Party reasonably may request in order to remedy the default. The Defaulting Party shall pay the other for any reasonable costs



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                                  CONFIDENTIAL

         associated with providing information to the Defaulting Party pursuant to the preceding sentence.

7.6 Other Remedies. The remedies stated in this Article 7 (Term and Termination) shall be in addition to and not in lieu of any other remedies, including damages, to which a party may be entitled.

7.7 Surviving Terms. The following Articles and Sections shall survive the termination or expiration of this Agreement: Articles 1, 4, 6, 8-12, and Sections 2.2 and 7.7. Moreover, termination shall not relieve either party of obligations incurred prior to the termination.

8.       LIMITATION OF LIABILITY.

8.1 NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, AND REGARDLESS OF WHETHER ANY REMEDY FAILS OF ITS ESSENTIAL PURPOSE, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR TO ANY OTHER PERSON, CORPORATION OR OTHER ENTITY FOR ANY LOST PROFITS, LOSS OF USE, COST OF OBTAINING SUBSTITUTE GOODS OR SERVICES, OR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, INDIRECT, EXEMPLARY OR PUNITIVE DAMAGES ARISING UNDER OR IN ANY WAY RELATING TO THIS AGREEMENT, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE.

8.2 The provisions of this Article 8 (Limitation of Liability) allocate the risks between the parties under this Agreement, and the parties' agreement as to price and other terms of this Agreement reflect the allocation of risk and limitation of liability set forth above.

9.       CONFIDENTIAL INFORMATION.

9.1 The term "Confidential Information" shall mean any and all information, technical data or know-how related to any aspect of either party's business or technology including, without limitation, data, know-how, formulae, processes, designs, photographs, drawings, specifications, software programs and samples and any other material bearing or incorporating any such information which is disclosed by one party (the "Disclosing Party") to the other (the "Receiving Party"), which information, data or know-how is marked or stipulated as being "Proprietary", "Confidential," "Strictly Private" or otherwise, using words of similar significance. Such disclosure may be made either directly or indirectly, in writing, orally or by drawings, plans or inspection of products, materials, parts or equipment. In the event the Disclosing Party of such Confidential Information orally discloses the information to the Receiving Party, the Disclosing Party



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                                  CONFIDENTIAL

         agrees to promptly notify the Receiving Party of the confidentiality of such oral disclosure and reduce to writing such Confidential
         Information  and submit the same to the  Receiving  Party  within sixty
         (60) days of such oral disclosure, failing which the Receiving Party shall not be bound by the confidentiality obligations as herein provided as regards the said information disclosed orally.

9.2 The terms "Disclosing Party" and "Receiving Party" include the respective party and any person or entity that has the following relationship to the party at any time after the Effective Date hereof (collectively, an "Agent"): affiliate, parent, subsidiary, director, officer, employee, agent or representative. The Receiving Party shall be liable in accordance with this Agreement for any breaches of this
         Article 9committed by a person or entity which, at the time of breach, was not an Agent of the Receiving Party, but which obtained the Confidential Information during the time that such person or entity was an Agent of the Receiving Party.

9.3 Obligations of the Receiving Party with Respect to Confidential Information. For a period of two (2) years from disclosure of Confidential Information:

         (a) The Receiving Party shall treat as confidential all Confidential Information of the Disclosing Party, shall not use such Confidential Information except as set forth herein. Without limiting the foregoing, the Receiving Party shall use at least the same degree of care which it uses to prevent the disclosure of its own confidential information of like importance to prevent the disclosure of Confidential Information disclosed to it by the Disclosing Party under this Agreement. Each party shall promptly notify the other party of any actual or suspected misuse or unauthorized disclosure of the other party's Confidential Information.

         (b) The Receiving Party shall not use the Confidential Information for any purpose except as expressly authorized in writing by the Disclosing Party or to carry out this Agreement. The Receiving Party agrees that in no event shall it use the Confidential Information in violation of any applicable law, including without limitation United States state and federal securities laws.

         (c) The Receiving Party shall not disclose Confidential Information to its own Agents, except those having a valid need to know in order for the Receiving Party to carry out this Agreement, and only if such Agent has a signed agreement with the Receiving Party restricting the use and disclosure by the Agent of the Confidential Information, which restrictions must be at least as stringent as those set forth herein.

          (d) The Receiving Party shall not disclose such Confidential Information to any third party, except as expressly authorized in writing by the Disclosing


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                                  CONFIDENTIAL

                  Party, and only if such third party has a signed agreement signed agreement with the Receiving Party restricting the use and disclosure by the third of the Confidential Information, which restrictions must be at least as stringent as those set forth herein.

9.4      Exceptions.   Notwithstanding  the  above,  neither  party  shall  have
         liability to the other with regard to any Confidential Information of the other which the Receiving Party can demonstrate:

         (a) was in the public domain at the time it was disclosed or has entered the public domain through no fault of the Receiving Party;

         (b) was known to the Receiving Party and at its free disposal at the time of disclosure, as demonstrated by documents in existence at the time of disclosure;

         (c)      is disclosed with the prior written approval of the Disclosing
                  Party;

         (d) was independently developed by the Receiving Party without any use of the Confidential Information, as demonstrated by documents created at the time of such independent development;

         (e) became known to the Receiving Party, without restriction, from a source other than the Disclosing Party without breach of this Agreement by the Receiving Party and otherwise not in violation of the Disclosing Party's rights;

         (f) is disclosed generally to third parties by the Disclosing Party without restrictions similar to those contained in this Agreement; or

         (g) is disclosed pursuant to operation of law or by order or of a court, administrative agency or other governmental body; provided, however, that the Receiving Party shall provide prompt written notice to the Disclosing Party describing the intended disclosure and the reasons therefor, to enable the Disclosing Party to take such actions (included but not limited to requesting a protective order) to prevent or restrict such disclosure.

9.5 Return of Confidential Information. In the event of termination of this Agreement, the Receiving Party shall return to the Disclosing Party all Confidential Information, including all copies, recordings and tangible manifestations thereof, and the Receiving Party shall immediately cease any further use of the Confidential Information.

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                                  CONFIDENTIAL

9.6 Remedy for Breach of Article 9. Each party recognizes that the damages which would be incurred by a violation of any of the provisions of this
         Article 9 may be of such a nature as not to be susceptible to calculation, and that monetary damages may therefore be an inadequate remedy. Each party agrees that if it breaches this Article 9, or threatens to do so, the Disclosing Party, in addition to all other remedies to which the Disclosing Party might be entitled, shall be entitled to injunctions (or extensions of injunctions) without showing or proving any actual damage to the Disclosing Party or the inadequacy of a remedy at law.

10.      BOOKS AND RECORDS.

10.1 ASIC agrees to keep accurate books of account and records related to all transactions related to the license granted pursuant to this Agreement. ASIC agrees to permit Alliance and its duly authorized agents to examine, at all reasonable hours of the day, such books of account and records, and all other documents and materials in the possession or under the control of ASIC related to the subject matter of this Agreement. ASIC shall keep all such books of account, records and all other documents and materials for at least six (6) years from the date of creation thereof.

11.      NO ACTIVITY BY ASIC FOR COMPETITORS OF ALLIANCE.

11.1 ASIC shall not, without the advance written consent of Alliance, engage in any activity on behalf of a competitor of Alliance, including but not limited to the sale or promotion of integrated circuit products other than the Products.

12.      GENERAL PROVISIONS.

12.1 Force Majeure. In the event that any party hereto shall be rendered wholly or partly unable to carry out its obligations under this Agreement by reasons of causes beyond its reasonable control, including but not limited to fire, flood, explosion, action of the elements, acts of God, accidents, epidemics, inability to obtain equipment or material or insurrection, riots or other civil commotion, war, enemy action, acts, demands or requirements of the government in any state, or by other cause which it could not reasonably be expected to avoid, then the performance of the obligations of each party or the parties as they are affected by such causes shall be excused during the continuance of any inability so caused but such inability shall as far as possible be remedied with all reasonable dispatch.

12.2 Assignment. No party to this Agreement may assign this Agreement or any rights under this Agreement without the express written permission of the other parties, and any attempt to do so shall be null and void. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties



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         hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

12.3 Language. This Agreement shall be executed in the English language which shall be the original and shall control in the event of any difference between the English text of this Agreement and any translation hereof which may be made.

12.4 Publicity. The parties agree that the existence of details connected with this Agreement shall not be published or disclosed to any third party, except as required at law, securities disclosure regulation or by auditors, without each other party's written permission.

12.5 Arbitration. All disputes, controversies, or differences which may arise between the parties, out of or in relation to or in connection with this Agreement or the breach thereof or with any of the transactions contemplated hereunder (each an "Arbitrable Claim"), which cannot be resolved between the parties shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("CAR"), by a panel of three (3) neutral arbitrators appointed pursuant to the CAR. The arbitrators shall decide whether a dispute, controversy or difference is an Arbitrable Claim. Each such arbitrator shall have technical and legal expertise pertinent to the issues in dispute. No arbitrator shall be paid for more than ten
         (10) days of service on this matter at the agreed-upon daily rate, and the final arbitration award must be rendered not less than fourteen
         (14) days following the completion of the arbitration proceeding. Such arbitration shall be conducted in the English language and shall be held in San Jose, California, unless the parties agree in writing to another location. The award shall be final, binding and nonappealable. The judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof, and shall be governed in the United States by the United States Arbitration Act, 9 U.S.C. ss.ss.1-16. This Section 12.5 (Arbitration) does not apply to breaches or threatened breaches of any obligation of Article 9 (Confidential
         Information); each party may seek relief from the courts (including injunctive and other equitable relief) in connection with any such breach or threatened breach.

12.6 Governing Law; Jurisdiction. This Agreement is made under, and shall be governed by and construed under the laws of the State of California, without giving effect to its laws, rules and principles concerning choice of law or conflicts of law, and excluding the United Nations Convention on Contracts for the International Sale of Goods. The federal and state courts of the State of California for the County of Santa Clara shall have exclusive jurisdiction to adjudicate any dispute arising out of or in relation to or in connection with this Agreement or the breach thereof or with any of the transactions contemplated hereunder; provided that this paragraph does not alter the parties'
         agreement  to   arbitrate   disputes  as  set  forth



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         in Section 12.5  (Arbitration)  herein.  The parties  hereby  expressly consent to (i) the personal jurisdiction of the courts of California and (ii) service of process being effected upon them in the manner set forth in Section 12.11 (Notices) below.

12.7 Joint Venture. Performance by the parties under this Agreement shall be as independent contractors. Nothing contained herein or done under the terms of this Agreement shall constitute the parties entering into a joint venture or partnership, or shall constitute any party the agent of any other party for any purpose.

12.8 Compliance with Laws and Regulations. The parties shall comply with all applicable governmental laws, ordinances and regulations. Each party will be solely responsible for its own individual violations of any such laws, ordinances, and regulations. Without limiting the foregoing,

         (a) in conformity with the United States Foreign Corrupt Practices Act, ASIC and its employees and agents shall not directly or indirectly make or authorize a payment, or offer or promise to pay, or give or offer or promise to give, or authorize the giving of anything of value for the purpose of influencing an act or decision of an official of any government outside the United States or the United States Government (including a decision not to act) or inducing such a person to use his influence to affect any such governmental act or decision in order to assist Alliance in obtaining, retaining or directing any such business; and

         (b) Alliance shall not violate any laws regulating or restricting the sale, re-export, delivery, or transfer of goods, services and/or technology, directly or indirectly, to any entity engaged in the design, development, production, stockpiling or use of chemical, biological or nuclear weapons or missiles, or otherwise in violation of applicable United States export law or regulation.

12.9 Amendments and Written Consents. No part of this Agreement may be amended, altered or otherwise changed unless in writing duly executed by each of the parties hereto; in the case of Alliance, no such writing shall be effective unless executed by the President of Alliance. Any written consent required of Alliance must be signed by the President of Alliance to be effective.

12.10 Entire Agreement. This Agreement, together with any exhibits hereto (which exhibits are an integral part hereof), constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior agreements, understandings, negotiations, representations and proposals, written or oral, with respect to such subject matter.

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12.11    Notices. Any notice or communication  required or permitted to be given under this Agreement shall be given in writing in the English language, and deemed delivered if sent by: (i) personal delivery, with proof of delivery; (ii) expedited delivery service (e.g.; Federal Express, DHL), with proof of delivery; (iii) registered or certified U.S. mail, return receipt requested; or (iv) facsimile or telex transmission, provided each transmission is confirmed. Each such notice shall be deemed delivered if addressed as provided below (or to such different addresses or to the attention of such other persons as may be designated from time to time by such party by written notice to the other parties in accordance with this Section). Any such notice or communication shall be deemed to have been delivered: (a) immediately if personally served; (b) three (3) days after deposit, delivery charge pre-paid, with an expedited delivery service; (c) upon receipt of a transmission confirmation if sent by facsimile or telex; or (d) in the case of U.S. mail, five (5) days after deposit, postage pre-paid, in the mails of the U.S.

         If to Alliance:                        If to ASIC:

         Alliance Semiconductor Corporation     Alliance Semiconductor
         3099 North First Street                 International Corporation
         San Jose, California  95134-2006       3099 North First Street
         U.S.A.                                 San Jose, California  95134-2006
         Attn: N.D. Reddy                       U.S.A.
         fax:  (408) 383-4999                   Attn: N.D. Reddy
         tel:   (408) 383-4900                  fax:  (408) 383-4999
                                                tel:   (408) 383-4900

12.12 Severability. If any provision of this Agreement is held invalid, illegal or unenforceable in any respect (an "Impaired Provision"), (a) such Impaired Provision shall be interpreted in such a manner as to preserve, to the maximum extent possible, the intent of the parties,
         (b) the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and
         (c) such decision shall not affect the validity, legality or enforceability of such Impaired Provision under other circumstances. The parties agree to negotiate in good faith and agree upon a provision to substitute for the Impaired Provision in the circumstances in which the Impaired Provision is invalid, illegal or unenforceable.

12.13 Attorney's Fees. In the event of any arbitration or litigation between the parties arising under this Agreement, the substantially prevailing party (the "Prevailing Party") will be entitled to receive from the other party the Prevailing Party's reasonable attorneys' fees and costs, including, without limitation, the cost at the hourly charges routinely charged therefor by the persons providing the services, reasonable fees and/or allocated costs of staff counsel, and fees and expenses of experts retained by counsel in connection with such arbitration or litigation and



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         with any and all  appeals or  petitions  therefrom,  in addition to any other relief to which the Prevailing Party may be entitled.

12.14 Waiver/Exercise of Rights. The failure of any party hereto to enforce, or the delay by any party in enforcing, any of its rights under this Agreement shall not be deemed a waiver or a continuing waiver of such rights or a modification of this Agreement, and such party may, within the time provided by applicable law, commence appropriate legal proceedings to enforce any or all such rights. No waiver of a particular breach or default of this Agreement shall be deemed a waiver of any other breach or default of this Agreement. All rights and remedies, whether conferred by this Agreement, by any other instrument or by law, shall be cumulative, and may be exercised singularly or concurrently.

12.15 Counterparts. This Agreement may be executed in counterparts, and when each party has signed and delivered at least one such counterpart, each counterpart shall be deemed an original, and, when taken together with other signed counterparts, shall constitute one Agreement, which shall be binding upon and effective as to all parties.

12.16 Headings. The Article and Section headings used herein are for convenience only and do not define, limit or construe the content of such sections.

12.17 Freedom and Authority to Enter Into Agreement. Each party hereby expressly represents and warrants that it is free to enter into this Agreement and that such party has not made and will not hereafter make any agreement or commitment in conflict with the provisions hereof, or which interferes or might interfere with the full and complete performance of such party's obligations hereunder. Each party further represents and warrants that this Agreement, the instruments and documents contemplated hereby, the performance of the respective obligations of the parties hereto, and the consummation of the transactions provided herein have been duly authorized and approved by all necessary action, and all necessary consents or permits have been obtained, and neither the execution of this Agreement nor the performance of the parties' respective obligations hereunder will violate any term or provision of any valid contract or agreement to which such party is subject or by which such party is bound. No further actions or consents are necessary to make this Agreement a valid binding contract,

                                  CONFIDENTIAL

         enforceable against the respective parties in accordance with the terms hereof.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by duly authorized officers or representatives as of the date first above written.


ALLIANCE SEMICONDUCTOR                      ALLIANCE SEMICONDUCTOR
CORPORATION                                 INTERNATIONAL CORPORATION

By:      /s/ N. D. Reddy                    By:      /s/ N. D. Reddy
         ________________________                    _________________________
         N. D. Reddy, President                      N. D. Reddy, President

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                                    EXHIBIT A


                             TRADEMARKS AND PRODUCTS

--------------------------------------------------------------------------------
PRODUCTS                                      ASSOCIATED MARKS
--------------------------------------------------------------------------------
Alliance Semiconductor SRAMs                  Alliance Logo*
--------------------------------------------------------------------------------
Alliance Semiconductor DRAMs                  Alliance Logo*
--------------------------------------------------------------------------------
Alliance Semiconductor Flash EPROMs           Alliance Logo*
--------------------------------------------------------------------------------
Alliance Semiconductor Graphics               Alliance Logo*; ProMotion*;
Accelerators                                  No-cost motion video; BetterHalf;
                                              vWindow; DitherFill
--------------------------------------------------------------------------------

*Indicates a U.S. Federally Registered Trademark requiring an accompanying (R)

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                                    EXHIBIT B


                              TRADEMARK USAGE GUIDE

1.   U.S. Federally Registered Marks

     a.    Alliance Semiconductor Logo

           [GRAPHIC OMITTED](R)

     b.    Word Trademark PROMOTION

           ProMotion(R)

               or

           PROMOTION(R)

2.   Other Marks

     a.    No-Cost Motion Video(TM)

     b.    BetterHalf (TM)

     c.    DitherFill(TM)

     d.    vWindow(TM)

                                  CONFIDENTIAL

                                AMENDED EXHIBIT A
--------------------------------------------------------------------------------
PRODUCTS                                      ASSOCIATED MARKS
--------------------------------------------------------------------------------
Alliance Semiconductor SRAMs                  Alliance Logo*
--------------------------------------------------------------------------------
Alliance Semiconductor DRAMs                  Alliance Logo*
--------------------------------------------------------------------------------
Alliance Semiconductor Flash EPROMs           Alliance Logo*
--------------------------------------------------------------------------------
Alliance Semiconductor Graphics               Alliance Logo*; ProMotion*;
Accelerators                                  ProMotion Logo; No-cost motion
                                              video; BetterHalf;
                                              vWindow; DitherFill;
                                              ProMotion-AT3D; ProMotion-AT24;
                                              ProMotion-3210; ProMotion-6410;
                                              ProMotion-6422; ProMotion
                                              Director's Chair; ProMotion
                                              Director's Tools; PUMA; PISA
--------------------------------------------------------------------------------


*Indicates a U.S. Federally Registered Trademark requiring an accompanying (R)














This Amended Exhibit A to the Trademark License Agreement dated as of October 17, 1996 between Alliance Semiconductor Corporation and Alliance Semiconductor International Corporation, a Delaware corporation, is executed as of May 31, 1997.

ALLIANCE SEMICONDUCTOR                      ALLIANCE SEMICONDUCTOR
CORPORATION                                 INTERNATIONAL CORPORATION

By:      /s/ N. D. Reddy                    By:      /s/ N. D. Reddy
         ____________________________                ___________________________
         N. D. Reddy, President                      N. D. Reddy, President

                                  CONFIDENTIAL

                                AMENDED EXHIBIT B


                              TRADEMARK USAGE GUIDE

A.   U.S. Federally Registered Marks

     1.    Alliance Semiconductor Logo

           [GRAPHIC OMITTED](R)

     2.    Word Trademark PROMOTION

           ProMotion(R)

               or

           PROMOTION(R)

B.   Other Marks

     1.    No-Cost Motion Video(TM)

     2.    BetterHalf (TM)

     3.    DitherFill(TM)

     4.    vWindow(TM)

     5.    ProMotion Logo:

     6.    ProMotion-AT3D

     7.    ProMotion-AT24

     8.    ProMotion-3210

     9.    ProMotion-6410

     10.   ProMotion-6422

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                                  CONFIDENTIAL

     11.   ProMotion Director's Chair

     12.   ProMotion Director's Tools

     13.   PUMA

     14.   PISA



This Amended Exhibit B to the Trademark License Agreement dated as of October 17, 1996 between Alliance Semiconductor Corporation and Alliance Semiconductor International Corporation, a Delaware corporation, is executed as of May 31, 1997.

ALLIANCE SEMICONDUCTOR                      ALLIANCE SEMICONDUCTOR
CORPORATION                                 INTERNATIONAL CORPORATION

By:      /s/ N. D. Reddy                    By:     /s/ N. D. Reddy
         ____________________________               ____________________________
         N. D. Reddy, President                     N. D. Reddy, President


                                       18